As filed electronically with the Securities and Exchange Commission on or about May 5, 2021

Registration No. 333-______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________________________

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[      ] Pre-Effective Amendment No. ___ [      ] Post-Effective Amendment No. ___

FIRST TRUST EXCHANGE-TRADED FUND III

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine First Trust Advisors L.P. Suite 400 120 East Liberty Drive Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
First Trust RiverFront Dynamic Developed International ETF, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust RiverFront Dynamic Asia Pacific ETF

A Message from the Chairman of the Board of Trustees

[         ], 2021

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”). Enclosed is an information statement and prospectus (“Information Statement/Prospectus”) containing information regarding the planned reorganization transaction (the “Reorganization”) whereby RFAP will be combined with First Trust RiverFront Dynamic Developed International ETF (“RFDI”), an exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund III, an open-end management investment company, pursuant to which shareholders of RFAP will become shareholders of RFDI.

Through the Reorganization, shares of RFAP will be exchanged, on a tax-free basis for federal income tax purposes as further described herein, for shares of RFDI with an equal aggregate net asset value, and RFAP shareholders will become shareholders of RFDI.

In determining to approve the Reorganization, the Board of Trustees of RFAP considered the following factors, among others:

•	RFAP and RFDI utilize similar investment strategies and are both sub-advised by RiverFront Investment Group, LLC;
•	the Reorganization is expected to allow shareholders of RFAP to hold shares of a fund with significantly greater net assets; and
•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

The Board of Trustees of RFAP has approved the Agreement and Plan of Reorganization (the “Plan”) and the transactions it contemplates. A form of the Plan is attached as Exhibit A to the enclosed Information Statement/Prospectus.

Also included in this booklet is an Information Statement/Prospectus, which provides detailed information on RFDI and why the Reorganization is being effected, including the differences between RFAP and RFDI.

We urge you to review the enclosed materials thoroughly.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust RiverFront Dynamic Asia Pacific ETF

First Trust RiverFront Dynamic Asia Pacific ETF

Questions & Answers

[          ], 2021

Although we recommend that you read the entire Information Statement/Prospectus, for your convenience, we have provided a brief overview of the reorganization of First Trust RiverFront Dynamic Asia Pacific ETF into First Trust RiverFront Dynamic Developed International ETF including the reasons for the reorganization.

Q.	What is happening?
A.

First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”) is being reorganized into First Trust RiverFront Dynamic Developed International ETF (“RFDI,” and RFAP and RFDI are each a “Fund” and, together, the “Funds”), both of which are a series of First Trust Exchange-Traded Fund III (the “Trust”), pursuant to an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of RFAP, and the Trust, on behalf of RFDI, pursuant to which the assets and liabilities of RFAP will be transferred to RFDI, and shareholders of RFAP will become shareholders of RFDI (collectively, the “Reorganization”).

Q.	How will the Reorganization be effected?
A.

RFAP will be reorganized into RFDI. Upon the closing of the reorganization of RFAP into RFDI, RFAP shareholders will receive newly issued shares of RFDI. Shareholders of RFAP will receive a number of RFDI shares equal in aggregate net asset value to the aggregate net asset value of the RFAP shares held by such shareholders, each computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the date of the closing of the Reorganization (the “Valuation Time”).

Immediately following the reorganization, RFAP will be terminated as a series of the Trust.

Q.	Why is the Reorganization being recommended?
A.	Since its inception in April 2016, RFAP has failed to attract assets or achieve scale. This may be partially due to the fact that, over the 1-year and 3-year periods ended December 31, 2020 and since inception through December 31, 2020, RFAP has underperformed its peer funds and benchmark. RFAP’s management has regularly monitored the size and performance of RFAP and considered a variety of alternatives to increase its assets and has sought to develop a viable approach to attempt to address RFAP’s lack of scale. RFDI has significantly greater assets than RFAP and has seen better performance relative to its benchmark and peer average. The Board of Trustees and management of RFAP believe the Reorganization may allow RFAP shareholders who become shareholders of RFDI to experience the benefits associated with holding shares in a fund with significantly greater assets than RFAP while allowing RFAP’s shareholders the opportunity to continue their investment in a similar strategy that, although not specifically focused in the Asia Pacific region like RFAP’s strategy, also provides exposure to Asian Pacific companies. When the Reorganization is consummated, RFAP’s shareholders will receive RFDI shares equal in aggregate net asset value to the aggregate net asset value of their RFAP shares as of the Valuation Time. Immediately after the Reorganization, RFDI will have a greater asset base than RFAP prior to the Reorganization. In addition, RFDI has and is expected to maintain the same total operating expense ratio as RFAP following the Reorganization. No assurances can be given that RFDI’s total operating expense ratio will remain at its current rate.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?
A.	Yes. The direct costs associated with the Reorganization will be borne by First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Advisor”) and RiverFront Investment Group, LLC, the investment sub-adviser of the Funds (“RiverFront” or the “Sub-Advisor”). However, the indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of RFAP, will be borne by RFAP and will impact the net asset value of RFAP prior to the Reorganization. Please see the question “Will the value of my investment change as a result of the Reorganization?” below for additional information regarding the repositioning of the assets of RFAP.
Q.	Will the shares held by RFAP shareholders continue to be listed on the Nasdaq following the Reorganization?
A.	Yes. RFAP shares and RFDI shares are both currently listed and trade on the Nasdaq Stock Market (“Nasdaq”), and RFDI shares will continue to be listed and trade on the Nasdaq following the Reorganization. Shareholders will bear no costs in connection with the delisting of RFAP or the listing of additional shares of RFDI in connection with the Reorganization.
Q.	Do the Funds have similar investment strategies and risks?
A.	Yes. The investment strategies of RFAP and RFDI are similar in certain respects, but have some important differences. As a result of such similarities, the Funds are subject to many of the same investment risks.

Both RFAP and RFDI are actively managed exchange-traded funds (“ETFs”) whose investment objective is to provide capital appreciation.

Under normal market conditions, RFAP pursues its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of “Asian Pacific companies” (as defined below), through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge its exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated (each, an “Asian Pacific currency” and, collectively, the “Asian Pacific currencies”). Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. RFAP generally focuses its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore. The securities in which RFAP may invest must be listed on a U.S. or non-U.S. securities exchange. RFAP may invest in small, mid and large capitalization companies.

Under normal market conditions, RFDI pursues its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts and common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge its exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, RFDI will invest in at least three countries and at least 40% of its net assets in countries other than the United States. The securities in which RFDI may invest must be listed on a U.S. or non-U.S. securities exchange. RFDI may invest in small, mid and large capitalization companies.

The principal differences between the investment strategies of RFAP and RFDI are that RFAP invests primarily in Asian Pacific companies whereas RFDI invests in developed market countries throughout the world, including certain Asian Pacific Companies, that RFAP has significant exposure to companies in Australia and greater exposure to companies in Japan while RFDI has significant exposure to companies in Europe generally and companies in the United Kingdom specifically, and that RFDI has significant exposure to industrials companies. As a result of such differences, RFAP and RFDI are subject to different risks associated with such different investments and strategies.

Q.	Are the Funds managed by the same portfolio management team?
A.	Yes. First Trust serves as the investment adviser, and RiverFront serves as the investment sub-adviser, to both RFAP and RFDI. For both Funds, RiverFront is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio and First Trust is responsible for overseeing RiverFront in the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Q.	Will the Reorganization constitute a taxable event for RFAP shareholders?
A.	No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and will not occur unless RFAP’s counsel provides a tax opinion to that effect. If a shareholder chooses to sell RFAP shares prior to the Reorganization, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of RFAP whether or not the Reorganization occurs.

RFAP, if requested by RFDI, will attempt to dispose of assets that do not conform to RFDI’s investment objective, policies and restrictions in advance of the Reorganization. It is anticipated that 75% of RFAP’s assets will be disposed of prior to the Reorganization at the request of RFDI and that such portfolio repositioning will result in transaction costs payable by RFAP in advance of the Reorganization of approximately $16,000, or 0.182% of its net assets as of April 28, 2021, 2021. RFAP intends to pay a dividend of any undistributed realized net investment income, if any, immediately prior to the closing of the Reorganization of RFAP into RFDI. The amount of dividends actually paid, if any, will depend on a number of factors, such as changes in the value of RFAP’s holdings and the extent of the liquidation of securities between the date hereof and the closing of the Reorganization. Any net investment income realized prior to the Reorganization will be distributed to RFAP’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to RFAP’s shareholders. As of the date hereof, no long-term capital gains distributions are expected to be paid by RFAP prior to the Reorganization.

Q.	Will the value of my investment change as a result of the Reorganization?
A.	Shareholders of RFAP will receive a number of RFDI shares equal in aggregate net asset value to the aggregate net asset value of the RFAP shares held as of the Valuation Time. It is estimated that portfolio repositioning will result in transaction costs payable by RFAP in advance of the Reorganization of approximately $16,000, or 0.182% of its net assets as of April 28, 2021, based on average costs normally incurred in such transactions. It is likely that the number of shares an RFAP shareholder owns will change as a result of the Reorganization because shares of RFAP will be exchanged for shares of RFDI at an exchange ratio based on the Funds’ relative net asset values, which will likely differ from one another at the Valuation Time.
Q.	When would the Reorganization be effective?
A.	The Reorganization is expected to occur as soon as reasonably practicable. Shortly after completion of the Reorganization, shareholders of RFAP will receive notice indicating that the Reorganization was completed.

Q.	Why is no shareholder vote necessary to approve the Reorganization?
A.	The Trust’s Declaration of Trust permits a series to be reorganized into another series by a vote of a majority of the Trustees of the Trust without the approval of shareholders. The Reorganization also satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), such that shareholder approval is not required by the 1940 Act. In addition, given the relative sizes of the Funds, Nasdaq’s listing rules do not require that shareholders of RFDI vote approve the issuance of additional shares in the Reorganization.
Q.	Whom should I call for additional information about the Information Statement/Prospectus?

A.	Please call 630-517-7665.

The information contained in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

SUBJECT TO COMPLETION, DATED MAY 5, 2021

First Trust RiverFront Dynamic Asia Pacific ETF

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

INFORMATION STATEMENT/PROSPECTUS

[	], 2021

This Information Statement/Prospectus is being furnished to shareholders of First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund III, an open-end management investment company (the “Trust”). After careful consideration, the Board of Trustees of RFAP (the “Board of Trustees”) has approved an Agreement and Plan of Reorganization by and between the Trust, on behalf of RFAP, the Trust, on behalf of First Trust RiverFront Dynamic Developed International ETF (“RFDI”), an exchange-traded fund organized as a separate series of the Trust, and First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Advisor”), a copy of which is attached to this Information Statement/Prospectus as Exhibit A (the “Plan”), pursuant to which RFAP will (i) transfer all of its assets to RFDI in exchange solely for newly issued shares of RFDI and RFDI’s assumption of all of the liabilities of RFAP and (ii) immediately distribute such newly issued shares of RFDI to RFAP shareholders (collectively, the “Reorganization”). RFAP and RFDI are referred to herein collectively as the “Funds” and each is referred to herein individually as a “Fund.”

This Information Statement/Prospectus explains concisely what you should know before investing in RFDI. Please read it carefully and keep it for future reference.

The Board of Trustees has approved the Plan and the Reorganization as being in the best interests of RFAP. The Board of Trustees believes the Reorganization will allow RFAP shareholders to hold shares in a fund with significantly greater assets while allowing RFAP’s shareholders the opportunity to continue their investment in a similar investment strategy.

The Reorganization will combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of RFAP into RFDI, pursuant to which RFAP will (i) transfer all of its assets to RFDI in exchange solely for newly issued shares of RFDI and RFDI’s assumption of all of the liabilities of RFAP and (ii) immediately distribute such newly issued shares of RFDI to RFAP shareholders. Shareholders of RFAP will receive a number of RFDI shares equal in aggregate net asset value to the aggregate net asset value of the RFAP shares held as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the closing of the reorganization of RFAP into RFDI (the “Valuation Time”). Through the Reorganization, shares of RFAP will be exchanged on a tax-free basis for federal income tax purposes for shares of RFDI.

The securities offered by this Information Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

RFDI lists and trades its shares on the Nasdaq Stock Exchange (“Nasdaq”). Shares of RFDI are not redeemable individually and therefore liquidity for individual shareholders of RFDI will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the RFDI shares. Reports and other information concerning RFDI can be inspected at the offices of the Nasdaq.

The following documents contain additional information about RFAP and RFDI, have been filed with the SEC and are incorporated by reference into this Information Statement/Prospectus:

(i) the prospectus and Statement of Additional Information of RFDI, dated March 1, 2021, relating to shares of RFDI (SEC File No. 333-176976);

(ii) the prospectus and Statement of Additional Information of RFAP, dated March 1, 2021, relating to shares of RFAP (SEC File No. 333-176976);

(iii) the audited financial statements and related independent registered public accounting firm’s report for RFDI and the financial highlights for RFDI contained in RFDI’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (SEC File No. 811-22245); and

(iv) the audited financial statements and related independent registered public accounting firm’s report for RFAP and the financial highlights for RFAP contained in RFAP’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (SEC File No. 811-22245).

A copy of the RFDI prospectus accompanies this Information Statement/Prospectus. The Statement of Additional Information to this Information Statement/Prospectus is also incorporated by reference and legally deemed to be part of this document, and is available upon oral or written request at no charge by calling First Trust Advisors L.P. (“First Trust” or the “Advisor”) at (800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. In addition, RFDI will furnish, without charge, a copy of its prospectus, most recent Annual Report or Semi-Annual Report to a RFAP shareholder upon request. RFAP’s prospectus dated March 1, 2021, and Annual Report to Shareholders for the fiscal year ended October 31, 2020, containing audited financial statements, have been previously made available or mailed to shareholders. Copies of these documents are available upon request and without charge by writing to First Trust at the address listed above or by calling (800) 621-1675.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy or information statement materials and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy or information statement materials and other information concerning RFAP and RFDI may be inspected at the offices of the Nasdaq.

-ii-

This Information Statement/Prospectus serves as a prospectus of RFDI in connection with the issuance of the RFDI shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

TABLE OF CONTENTS

INTRODUCTION	1
A. Synopsis	1
B. Risk Factors	7
C. Information About the Reorganization	17
D. Additional Information About the Investment Policies	25
ADDITIONAL INFORMATION ABOUT RFAP AND RFDI	35
GENERAL INFORMATION	39
EXHIBIT A AGREEMENT AND PLAN OF REORGANIZATION	A-1

INTRODUCTION

This Information Statement/Prospectus provides information regarding the reorganization of RFAP into RFDI.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Information Statement/Prospectus with respect to the Reorganization and shareholders should reference the more complete information contained in this Information Statement/Prospectus and in the Statement of Additional Information contained in this registration statement (the “Reorganization SAI”) and the appendices thereto. Shareholders should read the entire Information Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Information Statement/Prospectus.

The Reorganization

The Board of Trustees of RFAP, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), has approved the Reorganization, including the Plan. As soon as reasonably practicable, RFAP will reorganize into RFDI, pursuant to which RFAP will (i) transfer all of its assets to RFDI in exchange solely for newly issued shares of RFDI and RFDI’s assumption of all of the liabilities of RFAP and (ii) immediately distribute such newly issued shares of RFDI to RFAP shareholders. In connection with the Reorganization, RFDI will issue to RFAP shareholders book entry interests for the shares of RFDI registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of RFAP will receive a number of RFDI shares equal in aggregate net asset value to the aggregate net asset value of the RFAP shares held as of the Valuation Time. Through the Reorganization, shares of RFAP will be exchanged on a tax-free basis for federal income tax purposes for shares of RFDI. Like shares of RFAP, shares of RFDI are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Background and Reasons for the Reorganization

Since its inception in April 2016, RFAP has failed to attract assets or achieve scale. This may be partially due to the fact that, over 1-year and 3-year periods ended December 31, 2020 and since inception through December 31, 2020, RFAP has underperformed its peer funds and benchmark. RFAP’s management has regularly monitored the size and performance of RFAP and considered a variety of alternatives to increase its assets and has sought to develop a viable approach to attempt to address RFAP’s lack of scale. RFDI has significantly greater assets than RFAP and has seen better performance relative to its benchmark and peer average. The Board of Trustees and management of RFAP believe the Reorganization may allow RFAP shareholders who become shareholders of RFDI to experience the benefits associated with holding shares in a fund with significantly greater assets than RFAP while allowing RFAP’s shareholders the opportunity to continue their investment in a similar strategy that, although not specifically focused in the Asia Pacific region like RFAP’s strategy, also provides exposure to Asian Pacific Companies. When the Reorganization is consummated, RFAP’s shareholders will receive RFDI shares equal in aggregate net asset value to the aggregate net asset value of their RFAP shares as of the Valuation Time. Immediately after the Reorganization, RFDI will have a greater asset base than RFAP prior to the Reorganization. In addition, RFDI has and is expected to maintain the same total operating expense ratio as RFAP following the Reorganization. No assurances can be given that RFDI’s total operating expense ratio will remain at its current rate.

Board Considerations Relating to the Reorganization

Based on information provided by First Trust, the Board of Trustees of each Fund considered the following factors, among others, in determining to approve the Plan and the Reorganization it contemplates on behalf of each Fund:

•	Compatibility of Investment Objectives and Policies. The Board noted that RFAP and RFDI are both actively managed exchange-traded funds that seek to provide capital appreciation and have similar investment strategies and the same quantitative model selection process, although RFAP invests specifically in Asia Pacific markets while RFDI invests across developed international markets. The Board also considered that approximately 40% of RFAP’s assets consisted of securities also held by RFDI as of January 12, 2021.
•	Comparison of Fees and Expense Ratios. The Board considered comparative expense information for RFAP and RFDI, including comparisons between the current unitary management fee rates and expense ratios for RFAP and RFDI and the estimated pro forma unitary management fee rate and expense ratio of the combined fund. The Board noted that each Fund’s unitary management fee rate is 0.83% of its average daily net assets and would not change as a result of the Reorganization.
•	Expenses of the Reorganization. The Board noted that the Advisor and the Sub-Advisor proposed to bear the direct costs of the Reorganization. The Board also noted the indirect costs to be borne by RFAP as a result of portfolio repositioning prior to the Reorganization.
•	Potential Improved Trading and Liquidity. The Board considered the larger asset size of RFDI as compared to RFAP and that shareholders of RFAP may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads experienced as shareholders of RFDI. The Board also considered the Advisor’s statement indicating that additional assets in RFDI could benefit shareholders of RFDI, as larger funds with more trading volume tend to trade at tighter spreads and funds with a higher profile among the investment community due to size or being highlighted in an investment model may continue to have success gathering assets which could further improve trading volumes and spreads.

•	Fund Performance. The Board reviewed the historical performance of RFAP and RFDI, noting that each Fund had underperformed its respective benchmark over the three-year period ended December 31, 2020 and over the period since the Funds’ inception on April 13, 2016 through December 31, 2020, with RFDI outperforming RFAP on an absolute basis for the three-year and since-inception periods. The Board also considered information from the Advisor indicating that, following the adjustments to the Funds’ quantitative model selection process in 2019 to improve performance, RFDI outperformed its benchmark while RFAP underperformed its benchmark for the one-year period ended December 31, 2020, although RFAP outperformed RFDI on absolute basis.

•	Portfolio Management. The Board noted that each Fund is managed by the Sub-Advisor’s portfolio management team, which consists of the same three individuals for each Fund. The Board noted that the Sub-Advisor’s portfolio management team would continue to manage RFDI following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that RFAP and RFDI will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted information provided by the Advisor indicating that RFAP’s capital loss carryforwards would offset projected realized gains relating to portfolio repositioning and that remaining capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by RFDI.
•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of RFAP and RFDI in light of the basis on which shares of RFDI would be issued to shareholders of RFAP.

Please see “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees of each Fund in connection with the Reorganization.

The Board of Trustees of each Fund has concluded that the Reorganization is in the best interests of its respective Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by RFAP or its shareholders as a direct result of the Reorganization. Any undistributed net investment income realized prior to the Reorganization will be distributed to RFAP’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to RFAP’s shareholders. As of the date hereof, no long-term capital gains dividends are expected to be paid by RFAP prior to the Reorganization. Through the Reorganization, RFAP shares will be exchanged, on a tax-free basis for federal income tax purposes, for shares of RFDI with an equal aggregate net asset value, and RFAP shareholders will become shareholders of RFDI.

Comparison of the Funds

General. Both RFAP and RFDI are diversified, actively managed ETFs that were created as series of the Trust, an open-end management investment company organized as a Massachusetts business trust on January 9, 2008.

Investment Objectives, Policies and Strategies. The investment strategies of RFAP and RFDI are similar, but have some important distinctions, each as discussed and summarized below. The principal differences between the investment strategies of RFAP and RFDI are as follows: (i) RFAP invests primarily in Asian Pacific Companies whereas RFDI invests in developed market countries throughout the world, including certain Asian Pacific Companies, (ii) RFAP has significant exposure to companies in Australia and greater exposure to companies in Japan while RFDI has significant exposure to companies in Europe generally and companies in the United Kingdom specifically, and (iii) RFDI has significant exposure to industrials companies. As a result of such differences, RFAP and RFDI are subject to the different risks associated with such different investments and strategies. The similarities and differences between the Funds’ investment objectives, principal strategies and policies and non-principal and other investment strategies and policies are highlighted below.

Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the approval of a “majority of the outstanding voting securities” of the respective Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

Purchase, Redemption and Distribution. RFAP and RFDI issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a “Creation Unit”). RFAP and RFDI shares are not individually redeemable securities of RFAP and RFDI, respectively, except when aggregated as Creation Units. Shares of RFAP and RFDI are listed and traded on the Nasdaq under the ticker symbols “RFAP” and “RFDI,” respectively, to provide liquidity for individual shareholders of RFAP and RFDI in amounts less than the size of a Creation Unit. Shareholders of RFAP and RFDI are entitled to dividends as declared by their respective Trustees. Each of RFAP and RFDI distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Past Performance. The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of each Fund has varied from year to year, and how the average total returns of the Funds for different periods compare. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for RFDI is provided below.

First Trust RiverFront Dynamic Developed International ETF

Calendar Year Total Returns as of 12/31(1)

(1)	The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2021 to February 28, 2021 was (0.91%).

During the period shown in the chart above:

Best Quarter	Worst Quarter
18.15% June 30, 2020	-23.89% March 31, 2020

RFDI’s past performance (before and after taxes) is not necessarily an indication of how RFDI will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from RFDI returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold, or will hold, RFDI shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

RFDI will be the accounting survivor in the Reorganization.

Average Annual Total Returns for the Periods Ended December 31, 2020
RFDI	1 Year	Since Inception(1)
Return Before Taxes	9.28%	7.64%
Return After Taxes on Distributions	8.57%	6.69%
Return After Taxes on Distributions and Sale of Fund Shares	5.42%	5.52%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.87%	8.37%
(1)	Inception Date 4/13/2016

Performance information for RFAP is provided below.

First Trust RiverFront Dynamic Asia Pacific ETF

Calendar Year Total Returns as of 12/31(1)

(1)	The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2021 to February 28, 2021 was (1.62%).

During the period shown in the chart above:

Best Quarter	Worst Quarter
15.43% June 30, 2020	-21.84% March 31, 2020

RFAP’s past performance (before and after taxes) is not necessarily an indication of how RFAP will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from RFAP returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold RFAP shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

Average Annual Total Returns for the Periods Ended December 31, 2020
RFAP	1 Year	Since Inception(1)
Return Before Taxes	9.49%	4.88%
Return After Taxes on Distributions	8.68%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares	5.57%	3.30%
MSCI Pacific Index (reflects no deduction for fees, expenses or taxes)	11.93%	10.00%
(1)	Inception Date 4/13/2016

B. Risk Factors

The investment strategies of RFAP and RFDI are similar, but have some important distinctions, as discussed in this Information Statement/Prospectus. The principal differences between the investment strategies of RFAP and RFDI are as follows: (i) RFAP invests primarily in Asian Pacific Companies whereas RFDI invests in developed market countries throughout the world, including certain Asian Pacific Companies, (ii) RFAP has significant exposure to companies in Australia and greater exposure to companies in Japan while RFDI has significant exposure to companies in Europe generally and companies in the United Kingdom specifically, and (iii) RFDI has significant exposure to industrials companies. As a result of such differences, RFAP and RFDI are subject to different risks associated with such different investments and strategies.

Aside from these differences, as investment companies following similar strategies, many of the principal risks applicable to an investment in RFAP are also applicable to an investment in RFDI. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in equity securities of any fund traded on an exchange. Risk is inherent in all investing.

As noted above, although many of the principal risks applicable to an investment in RFAP are also applicable to an investment in RFDI, there are some differences in the risks applicable to each Fund. RFDI has significant holdings in European companies, companies in the United Kingdom specifically, and industrials companies making it more susceptible to risks associated with those countries and that sector than funds without such significant holdings, such as RFAP, and RFAP has significant holdings in Australian companies and greater exposure to Japanese companies making it more susceptible to risks associated with Australia and Japan than funds without such significant holdings there, such as RFDI.

Because the Funds have substantially similar investment strategies, the Funds’ principal risks are substantially similar. The principal risks below should be considered by shareholders of RFAP in connection with the Reorganization.

General Risks of Investing in the Funds

The following risks are applicable to both RFDI and RFAP.

Asia Risk

The Funds are subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Funds.

Authorized Participant Concentration Risk

Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A limited number of institutions act as authorized participants for a Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, a Fund’s shares may trade at a premium or discount to a Fund’s net asset value and possibly face delisting.

Counterparty Risk

Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to a Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Currency Risk

Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in a Fund’s portfolio. A Fund’s net asset value could decline if a currency to which such Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning.

Cyber Security Risk

Each Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although each Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because each Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

Dynamic Hedging Risk

Because of the Funds’ utilization of the dynamic currency hedging strategy, the Funds may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Funds if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Funds are not able to contract to sell the currency at a price above the devaluation level it anticipates.

Equity Securities Risk

The value of a Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Forward Contracts Risk

A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to a Fund, exceeding the amount of the margin paid. Forward contracts can increase a Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing a Fund to counterparty risk, liquidity risk and valuation risk, among others.

Forward Foreign Currency Exchange Contracts Risk

In connection with their trading in forward foreign currency contracts, the Funds will contract with a foreign or domestic bank, or a foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. Forward foreign currency exchange contracts may limit any potential gain that might result should the value of the underlying currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a forward foreign currency exchange contract upon its expiration if it desires to do so.

Index Constituent Risk

A Fund may be a constituent of one or more indices. As a result, a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund’s shares, the size of a Fund and the market volatility of a Fund. Inclusion in an index could increase demand for a Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and such Fund’s market price may be below such Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a Fund’s shares.

Japan Risk

The Funds are subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect the Funds’ investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Funds’ investments.

Liquidity Risk

Certain Fund investments may be subject to restrictions on resale, trade over-the-counter market or in limited volume, or lack an active trading market. Accordingly, the Funds may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Funds currently value them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

 Management Risk

The Funds are subject to management risk because they are actively managed portfolios. In managing the Funds’ investment portfolios, the Sub-Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Funds will meet their investment objectives.

The Sub-Advisor specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Funds and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Funds were developed to serve as, and will serve as, investment vehicles for such asset allocation portfolios. As the manager of the Funds and the portfolios, the Sub-Advisor is likely to encounter conflicts of interest. For example, the Sub-Advisor may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Funds. Under such circumstances, the Sub-Advisor would liquidate some or all of the portfolios’ investments in the Funds, which could adversely affect the Funds.

Market Maker Risk

A Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and a Fund’s market price. A Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which a Fund’s shares are trading on the Exchange, which could result in a decrease in value of a Fund’s shares. This reduced effectiveness could result in a Fund’s shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for a Fund’s shares.

Market Risk

Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, a Fund’s shares may trade at increased premiums or discounts to their net asset value.

Model Risk

The Funds’ portfolio managers use quantitative models to help construct the Funds’ portfolios. The utilization of quantitative models entails the risk that a model may be limited or incorrect, that the data on which a model relies may be incorrect or incomplete and that the portfolio managers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Funds’ portfolios. To the extent that the model is based upon incorrect or incomplete data, the Funds could be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low or to miss favorable opportunities altogether. Any of these factors could cause the Funds to underperform funds with similar strategies that do not rely on quantitative analysis for portfolio construction.

Non-U.S. Securities Risk

Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Operational Risk

The Funds are subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Funds and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

OTC Derivatives Risk

The Funds may utilize derivatives that are traded over-the-counter, or “OTC.” In general, OTC derivatives are subject to the same risks as derivatives generally, as described above. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. To the extent that a Fund utilizes OTC derivatives, such Fund’s counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value.

Portfolio Turnover Risk

High portfolio turnover may result in a Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.

Premium/Discount Risk

The market price of a Fund’s shares will generally fluctuate in accordance with changes in a Fund’s net asset value as well as the relative supply of and demand for shares on the exchange on which it trades. Each Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on an exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Funds trading individually or in the aggregate at any point in time. However, given that shares can only be issued and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), each Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for a Fund’s shares may become less liquid in response to deteriorating liquidity in the market for a Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of a Fund’s shares and their net asset value.

Significant Exposure Risk

To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject a Fund to greater market risk than a fund that is more broadly diversified.

Smaller Companies Risk

Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trading Issues Risk

Trading in Fund shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on the Exchange in the event a Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Valuation Risk

The Funds may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. The Funds’ ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Principal Risks Exclusive to RFDI

The following specific factors have been identified as the principal risks of investing in RFDI that are not principal risks of investing in RFAP. These risks should be considered by shareholders of RFAP in connection with the Reorganization. An investment in RFDI may not be appropriate for all investors. RFDI is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to RFDI. Shares of RFDI at any point in time may be worth less than an investor’s original investment.

Europe Risk

RFDI is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the ”EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Industrials Companies Risk

Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.

United Kingdom Risk

RFDI is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in issuers located in the United Kingdom may subject RFDI to regulatory, political, currency, security and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the EU, and to a lesser extent the United States and China. As a result, the economy of the United Kingdom may be impacted by changes to the economic health of EU member counties, the United States and China. In 2016, the United Kingdom voted via referendum to leave the EU. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. The precise impact on the United Kingdom’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. Certain sectors within the United Kingdom’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services and professional services.

Principal Risks Exclusive to RFAP

The investment objectives and strategies of RFAP and RFDI are similar, but they also have some important distinctions, as discussed in this Information Statement/Prospectus. As a result of such differences, RFAP is subject to some additional risks that may not be associated with RFDI.

Australia Risk

Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by RFAP.

Principal Risks Related to the Reorganization

The following are principal risks related to the Reorganization and are applicable to both RFDI and RFAP:

Anticipated Benefits Risk

Although it is anticipated that the Reorganization will lead to certain benefits for RFAP and RFDI shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk

In addition to the foregoing risks of investing in RFDI, tax risk is associated with the Reorganization. RFAP’s counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of RFAP’s counsel. The opinion of RFAP’s counsel’s opinion is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The tax opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of RFAP to RFDI resulting in gain recognition to RFAP. Under such circumstances, the shareholders of RFAP would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of RFAP. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution.

C. Information About the Reorganization

General

The Board of Trustees of RFAP has approved the Plan by and between the Trust, on behalf of RFAP, the Trust, on behalf of RFDI, and First Trust, and the transactions it contemplates, including the reorganization of RFAP into RFDI in exchange for shares of RFDI, on a tax-free basis for federal income tax purposes as provided for therein. The Board of Trustees believes the Reorganization will allow RFAP shareholders to hold shares in a fund with significantly greater assets while allowing RFAP’s shareholders the opportunity to continue their investment in a similar investment strategy. In addition, RFDI is expected to maintain the same total operating expense ratio as RFAP following the Reorganization, although RFDI’s total operating expense ratio could increase. The Board of Trustees of each Fund has determined that the Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

Pursuant to, and subject to the conditions contained in, the Plan, the Reorganization will combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of RFAP into RFDI, pursuant to which RFAP will (i) transfer all of its assets to RFDI in exchange solely for newly issued shares of RFDI and RFDI’s assumption of all of the liabilities of RFAP and (ii) immediately distribute such newly issued shares of RFDI to RFAP shareholders. As a result, all of the assets of RFAP will be transferred to RFDI and RFDI will assume all of the liabilities of RFAP, including without limitation RFAP’s indemnification obligations to its trustees and officers. Shareholders of RFAP will receive a number of RFDI shares equal in aggregate net asset value to the aggregate net asset value of the RFAP shares held as of the Valuation Time. Through the Reorganization, shares of RFAP will be exchanged on a tax-free basis for federal income tax purposes for shares of RFDI.

The newly issued RFDI shares in the Reorganization will be distributed to the shareholders of RFAP in book entry form registered in a “street name” brokerage account held for the benefit of such shareholders upon the conversion of their RFAP shares. Shareholders of RFAP will receive a number of RFDI shares based on their holdings in RFAP as of the Valuation Time. RFDI will not issue certificates representing RFDI shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of RFDI shares.

If requested by RFDI, RFAP agrees, prior to the closing date of the reorganization, to attempt to dispose of assets that do not conform to RFDI’s investment objective, policies and restrictions. In addition, if it is determined that the RFAP and the RFDI portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon RFDI with respect to such investments, RFAP, if requested by RFDI, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing date of the Reorganization. It is anticipated that 75% of RFAP’s securities will be liquidated prior to the Reorganization. As a result of the disposition of its assets, RFAP may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to RFAP shareholders all of its net investment income, if any, net of brokerage commissions, through the date of the Reorganization. As of the date hereof, no long-term capital gains dividends are expected prior to the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of RFAP occurring prior to the Reorganization above that which they would have received absent the Reorganization. It is estimated that portfolio repositioning will result in transaction costs payable by RFAP in advance of the Reorganization of approximately $16,000, or 0.182% of its net assets as of April 28, 2021, based on average costs normally incurred in such transactions.

The direct expenses incurred in connection with the Reorganization will be borne by First Trust and RiverFront. Direct Reorganization related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Information Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; and (f) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by First Trust and RiverFront will be approximately $197,485.

The Plan may be terminated and the Reorganization abandoned due to (i) mutual agreement of the Trust, on behalf of RFDI, and the Trust, on behalf of RFAP; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the reorganization, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either RFAP or RFDI that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund involved in the transactions contemplated by the Plan.

The Reorganization is expected to be completed as soon as reasonably practicable.

Background and Trustees’ Considerations Relating to the Reorganization

On January 14, 2021, the Board of Trustees of First Trust Exchange-Traded Fund III, on behalf of its series First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”) and First Trust RiverFront Dynamic Developed International ETF (“RFDI” and together with RFAP, the “Funds” and each a “Fund”), approved the reorganization of RFAP into RFDI (the “Reorganization”). For the reasons discussed below, the Board determined that the proposed Reorganization would be in the best interests of RFAP and RFDI and that the interests of the existing shareholders of RFAP and RFDI would not be diluted as a result of the Reorganization.

The Board considered the Reorganization over the course of meetings held in December 2020 and January 2021. At those meetings, First Trust Advisors L.P. (the “Advisor”), the investment adviser to both RFAP and RFDI, discussed with the Board its reasons for proposing the Reorganization. The Advisor stated that RFAP, which, along with RFDI, is included in RiverFront Investment Group, LLC’s (the “Sub-Advisor”) tactical model that is marketed to the Sub-Advisor’s clients, has lost assets due to underperformance and a reduction in exposure to international equity by the Sub-Advisor’s tactical model, noting that the Fund had approximately $9 million in assets as of December 31, 2020. The Advisor reported that the Sub-Advisor had made adjustments to RFAP’s quantitative model selection process in 2019 to attempt to address both liquidity and idiosyncratic risks that have impacted performance, but despite these modifications, RFAP’s performance had continued to lag its benchmark and peer group average, underperforming both over the one- and three-year periods ended December 31, 2020 and over the period since RFAP’s inception on April 13, 2016 through December 31, 2020. The Advisor noted that the Sub-Advisor’s model selection process has been more effective for certain other strategies, such as RFDI’s. In addition, the Advisor noted the Sub-Advisor’s observation that investors that are bullish on the Asia Pacific region tend to allocate investments to country-specific funds rather than to a blended strategy, particularly given that broad Asia Pacific strategies such as RFAP’s typically have large allocations to Japan. As a result of RFAP’s history of poor performance and the perceived investor preference for country-specific funds in the Asia Pacific region, the Advisor believes it will be difficult to grow the Fund. The Advisor noted that RFDI has performed better relative to its benchmark, noting that adjustments to RFDI’s quantitative model selection process in 2019 had improved its relative performance, with the Fund outperforming its benchmark over the one-year period ended December 31, 2020. The Advisor also indicated that many shareholders of the Funds are clients of the Sub-Advisor and familiar with the Sub-Advisor and its investment processes and noted that the underlying methodologies of the Funds are similar, making RFDI the best candidate for a reorganization with RFAP, in the Advisor’s view.

Based on all the information reviewed, the Advisor expressed its view that reorganizing RFAP into RFDI was an attractive option. The Advisor highlighted the underperformance and small asset size of RFAP and the anticipated difficulty in growing RFAP; the better relative performance and larger asset size of RFDI and the potential for improved trading and liquidity to be experienced by shareholders of RFAP as shareholders of RFDI; and the familiarity of many shareholders of RFAP with the Sub-Advisor and its investment processes and the similar underlying methodologies of the Funds. The Advisor also indicated that additional assets in RFDI could benefit shareholders of RFDI, as larger funds with more trading volume tend to trade at tighter spreads and funds with a higher profile among the investment community due to size or being highlighted in an investment model may continue to have success gathering assets which could further improve trading volumes and spreads.

In advance of the meetings at which the Reorganization was discussed, the Advisor provided the Board with a variety of materials relating to the Reorganization, including the rationale for and expected benefits of the Reorganization and comparative information about the Funds. In connection with the meetings and prior to approving the Reorganization, the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of RFAP or RFDI (the “Independent Trustees”) reviewed with the Advisor the information provided, reviewed with their counsel applicable law and their duties in considering the Reorganization and met in private sessions without the Advisor present.

Based upon all the information provided and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Reorganization. In determining to approve the Reorganization, the Board considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies. The Board noted that RFAP and RFDI are both actively managed exchange-traded funds that seek to provide capital appreciation and have similar investment strategies and the same quantitative model selection process, although RFAP invests specifically in Asia Pacific markets while RFDI invests across developed international markets. The Board also considered that approximately 40% of RFAP’s assets consisted of securities also held by RFDI as of January 12, 2021.
•	Comparison of Fees and Expense Ratios. The Board considered comparative expense information for RFAP and RFDI, including comparisons between the current unitary management fee rates and expense ratios for RFAP and RFDI and the estimated pro forma unitary management fee rate and expense ratio of the combined fund. The Board noted that each Fund’s unitary management fee rate is 0.83% of its average daily net assets and would not change as a result of the Reorganization.
•	Expenses of the Reorganization. The Board noted that the Advisor and the Sub-Advisor proposed to bear the direct costs of the Reorganization. The Board also noted the indirect costs to be borne by RFAP as a result of portfolio repositioning prior to the Reorganization.
•	Potential Improved Trading and Liquidity. The Board considered the larger asset size of RFDI as compared to RFAP and that shareholders of RFAP may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads experienced as shareholders of RFDI. The Board also considered the Advisor’s statement indicating that additional assets in RFDI could benefit shareholders of RFDI, as larger funds with more trading volume tend to trade at tighter spreads and funds with a higher profile among the investment community due to size or being highlighted in an investment model may continue to have success gathering assets which could further improve trading volumes and spreads.
•	Fund Performance. The Board reviewed the historical performance of RFAP and RFDI, noting that each Fund had underperformed its respective benchmark over the three-year period ended December 31, 2020 and over the period since the Funds’ inception on April 13, 2016 through December 31, 2020, with RFDI outperforming RFAP on an absolute basis for the three-year and since-inception periods. The Board also considered information from the Advisor indicating that, following the adjustments to the Funds’ quantitative model selection process in 2019 to improve performance, RFDI outperformed its benchmark while RFAP underperformed its benchmark for the one-year period ended December 31, 2020, although RFAP outperformed RFDI on absolute basis.
•	Portfolio Management. The Board noted that each Fund is managed by the Sub-Advisor’s portfolio management team, which consists of the same three individuals for each Fund. The Board noted that the Sub-Advisor’s portfolio management team would continue to manage RFDI following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that RFAP and RFDI will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted information provided by the Advisor indicating that RFAP’s capital loss carryforwards would offset projected realized gains relating to portfolio repositioning and that remaining capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by RFDI.

•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of RFAP and RFDI in light of the basis on which shares of RFDI would be issued to shareholders of RFAP.

Based upon on all of the foregoing considerations, the Board approved the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of RFAP and RFDI. The Board also determined that the interests of the existing shareholders of RFAP and RFDI would not be diluted as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of each Fund as of February 28, 2021, and the pro forma combined capitalization of RFDI as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of RFDI will be received by the shareholders of RFAP on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of RFDI that actually will be received on or after such date.

	RFAP	RFDI	Pro Forma Adjustments(1)	RFDI Pro Forma Combined Fund(2)
Shareholders’ Equity:

Par Value, $0.01 par value per share, 150,002 shares outstanding for RFAP, 2,450,002 shares outstanding for RFDI, 2,432,218 shares outstanding for RFDI Pro Forma Combined Fund(3)	$1,500	$23,000	$(178)	$24,322	(2)
Paid-in Surplus	16,980,411	200,723,233	178	217,703,822
Accumulated distributable earnings (loss)	(8,494,953)	(53,119,753)	—	(61,614,706)

Net Assets	$8,486,958	$147,626,480	—	$156,113,438
Net Asset Value Per Share	$56.58	$64.19	—	$64.19

______________________
(1)	Represents $0.01 par value per share multiplied by the difference between the number of RFDI shares issued and RFAP shares liquidated as a result of the Reorganization.
(2)	The adjusted balances are presented as if the Reorganization were effective as of February 28, 2021 for information purposes only. The actual closing date of the Reorganization is expected to be as soon as reasonably practicable, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.
(3)	Assumes the issuance of 132,216 of RFDI shares in the Reorganization which number is based on the net asset value of the RFDI shares and the net asset value of RFAP common shares, as of February 28, 2021. The issuance of such number of RFDI shares would result in the distribution of approximately 0.8814 shares of RFDI for each share of RFAP, based on the net asset values of RFDI shares and RFAP shares as of February 28, 2021.

(4)	RFAP carries forward all of its net realized losses from investment transactions to RFDI. Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to Reorganization losses.

Description of the Shares to be Issued by RFDI

General. As a general matter, the shares of RFAP and RFDI have the same voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, RFAP and RFDI are governed by the same Declaration (as hereinafter defined) and by-laws (the “By-Laws”), which constitute the Funds’ charter documents. See “Additional Information About RFAP and RFDI – Charter Documents” below for additional discussion of each Fund’s charter documents.

Under the charter documents of RFAP, shareholders of RFAP are not entitled to dissenter’s rights of appraisal with respect to the reorganization of RFAP into RFDI. Shareholders of RFAP, however, may sell their shares on the Nasdaq until the closing date of the Reorganization. After the Reorganization, RFAP shareholders will hold shares of RFDI, which may also be sold on the Nasdaq, as described in RFDI’s prospectus.

The shares of RFAP are currently listed and traded on the Nasdaq under the symbol RFAP. If the Reorganization is consummated, RFAP shares will no longer be listed on the Nasdaq and RFAP will be dissolved, liquidated and terminated as provided in the Plan. The shares of RFDI are currently listed and traded on the Nasdaq under the symbol RFDI. Reports, proxy or information statement materials and other information concerning RFAP and RFDI may be inspected at the offices of the Nasdaq.

The RFDI shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of RFDI have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions and Dividend Reinvestment Plan. Each of RFAP and RFDI distributes its net investment income quarterly and its net realized capital gains at least annually, if any. RFDI has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional RFDI shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Comparative Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of RFAP and RFDI and the estimated pro forma fees and expenses of RFDI after giving effect to the Reorganization. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	RFAP	RFDI	RFDI Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.83%	0.83%	0.83%
Net Annual Fund Operating Expenses	0.83%	0.83%	0.83%

Example

The following example is intended to help you compare the costs of investing in the shares of RFDI on a pro forma basis following the Reorganization with the costs of investing in RFAP and RFDI without the Reorganization. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that the Funds’ operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
RFAP	$85	$265	$460	$1,025
RFDI	$85	$265	$460	$1,025
RFDI (pro forma)	$85	$265	$460	$1,025

Distributions

Each of RFAP and RFDI distributes its net investment income quarterly, and each Fund distributes its net realized capital gains at least annually, if any. Neither RFAP nor RFDI has established a dividend reinvestment plan, but dividends may be reinvested automatically in additional RFAP or RFDI shares, respectively, if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a non-waivable condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)      the transfer of all RFAP’s assets to RFDI in exchange solely for RFDI shares and the assumption by RFDI of all the liabilities of RFAP immediately followed by the pro rata, by class, distribution to RFAP shareholders of all RFDI shares received by RFAP in complete liquidation of RFAP and the termination of RFAP as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and RFDI and RFAP will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)      no gain or loss will be recognized by RFDI upon the receipt of all the assets of RFAP solely in exchange for RFDI shares and the assumption by RFDI of all the liabilities of RFAP;

(c)      no gain or loss will be recognized by RFAP upon the transfer of all RFAP’s assets to RFDI solely in exchange for RFDI shares and the assumption by RFDI of all the liabilities of RFAP or upon the distribution (whether actual or constructive) of such RFDI shares to RFAP shareholders solely in exchange for such shareholders’ shares of RFAP in complete liquidation of RFAP;

(d)      no gain or loss will be recognized by RFAP shareholders upon the exchange of their RFAP shares solely for RFDI shares in the Reorganization;

(e)      the aggregate basis of RFDI shares received by each RFAP shareholder pursuant to the Reorganization will be the same as the aggregate basis of the RFAP shares exchanged therefor by such shareholder. The holding period of the RFDI shares received by each RFAP shareholder in the Reorganization will include the period during which the RFAP shares exchanged therefor were held by such shareholder, provided such RFAP shares are held as capital assets at the time of the Reorganization; and

(f)      the basis of RFAP’s assets transferred to RFDI will be the same as the basis of such assets in the hands of RFAP immediately before the effective time of the Reorganization. The holding period of the assets of RFAP received by RFDI will include the period during which such assets were held by RFAP.

No opinion will be expressed as to (1) the effect of the Reorganization on RFAP, RFDI or any RFAP shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

While RFAP shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

Prior to the Reorganization, RFAP will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) prior to the closing of the Reorganization, and such distributions will be taxable to shareholders of RFAP. Such distributions are estimated as of the date hereof to be between approximately $[ ] and $[ ] per share of realized net investment income. As of the date hereof, the Fund does not anticipate that it will have any capital gains to distribute prior to the closing of the Reorganization.

RFAP may reposition its portfolio prior to the Reorganization. It is estimated that 75% of RFAP’s portfolio will be sold in such repositioning and that such portfolio repositioning will result in transaction costs payable by RFAP in advance of the Reorganization of approximately $16,000 or 0.182% of its net assets as of April 28, 2021, based on average costs normally incurred in such transactions.

RFAP has approximately $10 million of net realized losses from investment transactions, none of which will expire by RFAP’s next fiscal year end, which it will carry forward to RFDI. RFAP has no estimated built-in gain limitations and has an estimated built-in annual loss limitation of $93,357. RFDI has approximately $82 million of net realized losses from investment transactions, none of which will expire by RFDI’s next fiscal year end. RFDI has no estimated built-in loss limitations and no estimated built-in gain limitations.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Further Information Regarding the Reorganization

Each Fund’s Board of Trustees has determined that the Reorganization is in the best interests of its Fund.

RFAP shareholders will receive confirmation of the approval after the Reorganization is completed, indicating the number of shares of RFDI such RFAP shareholders are receiving as a result of the Reorganization. The number of shares owned by an RFAP shareholder will change following the Reorganization, as the shareholder will own shares in a different entity. However, the shareholders of RFAP will receive a number of RFDI shares equal in aggregate net asset value to the aggregate net asset value of the RFAP shares held as of the Valuation Time.

D. Additional Information About the Investment Policies

General Comparison of RFAP and RFDI

The investment strategies of RFAP and RFDI are similar, but have some important distinctions. RFAP and RFDI are actively managed ETFs whose investment objective is to provide capital appreciation.

Under normal market conditions, RFAP will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of “Asian Pacific companies” through investments in common stock, depositary receipts, and common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge RFAP’s exposure to Asian Pacific currencies. Under normal market conditions, RFDI will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts and common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge RFDI’s exposure to Developed Market currencies.

Both RFAP and RFDI have elected to be classified as diversified funds. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Similar to most ETFs, RFAP and RFDI trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). ETFs also issue and redeem shares on a continuous basis, at net asset value, in Creation Units. Creation Units of RFAP and RFDI will generally be issued and redeemed in-kind for securities in which RFAP and RFDI invest, respectively. Except when aggregated in Creation Units, RFAP and RFDI shares are not redeemable securities. For more information on the procedures for purchasing and redeeming Creation Units of RFDI, please see “Purchase, Redemption and Pricing of Shares” in the Reorganization SAI.

These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of RFAP and RFDI generally will not lead to a tax event for the Funds or their ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of RFAP and RFDI are traded on the Nasdaq to provide liquidity for purchasers of RFAP or RFDI shares in amounts less than the size of a Creation Unit. The market price of RFAP and RFDI shares on the Nasdaq may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range close to net asset value per share.

RFAP and RFDI shares are not currently subject to any 12b-1 distribution and service fees. The Board of Trustees of the Trust, of which RFAP and RFDI are series, has adopted Distribution and Service Plans pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plans, RFAP and RFDI are authorized to pay an amount up to 0.25% of their average daily net assets each year, respectively, to reimburse First Trust Portfolios L.P. (“FTP”) for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by RFAP or RFDI, and RFAP and RFDI will not impose these fees prior to February 28, 2022. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of RFAP’s and RFDI’s assets, respectively, over time these fees would increase the cost of an investment in RFAP or RFDI and may cost shareholders more than certain other types of sales charges.

Principal Investment Strategies of RFDI

Under normal market conditions, RFDI will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts and common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge RFDI’s exposure to Developed Market currencies. Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, RFDI will invest in at least three countries and at least 40% of its net assets in countries other than the United States. The securities in which RFDI may invest must be listed on a U.S. or non-U.S. securities exchange. RFDI may invest in small, mid and large capitalization companies.

RFDI utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of RFDI’s currency exposure. As a result of this hedging strategy, the portion of RFDI’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce RFDI’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of RFDI is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. RFDI also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in RFDI’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.

RFDI also may invest up to 20% of its net assets in companies of emerging market countries and forward foreign currency exchange contracts and currency spot transactions used to hedge RFDI’s exposure to non-Developed Market currencies as well as any proxy currency hedging transactions involving non-Developed Market currencies determined to be representative of, and serve as a proxy for, Developed Market currencies. Such emerging market companies are companies (i) whose securities are traded principally on a stock exchange in a country that is not a developed market country, (ii) that have a primary business office in a country that is not a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a country that is not a developed market country. The equity securities of emerging market companies in which RFDI may invest include investments in common stock, depositary receipts and common and preferred shares of REITs.

In selecting the portfolio securities of RFDI, RiverFront assembles a portfolio of eligible countries and/or securities based on several core attributes, including, but not limited to, value, quality and momentum. RiverFront considers multiple factors within each core attribute, such as the price-to-book value of a security when determining value and a company’s cash as a percentage of the company’s market capitalization when determining quality. RiverFront then assigns each qualifying security a score based on its core attributes and selects the individual securities with the highest scores for investment. In doing so, RiverFront utilizes its proprietary optimization process to maximize the percentage of high-scoring securities included in the portfolio in accordance with country, sector and risk factor (e.g., beta, quality, volatility) limitations, subject to RiverFront’s fundamental active overlay. RiverFront also considers the market capitalization of the companies in which RFDI may invest, and the trading volume of a company’s shares in the secondary market. As of January 31, 2021, RFDI had significant investments in industrial companies, Asian issuers and European issuers, although this may change from time to time. To the extent RFDI invests a significant portion of its assets in a given jurisdiction or investment sector, RFDI may be exposed to the risks associated with that jurisdiction or investment sector. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which RiverFront may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of RFDI.

In managing RFDI’s currency exposure, RiverFront deploys a dynamic currency hedging strategy based on a proprietary hedging methodology that considers a combination of quantitative measures, such as interest rate differentials, central bank balance sheet expansion/contraction and price momentum, and qualitative measures, such as formal and informal guidance from central bankers.

To the extent permitted under applicable law, percentage limitations described in this Information Statement/Prospectus are generally as of the time of investment by RFDI and may be exceeded on a going-forward basis as a result of market fluctuations affecting the Fund’s portfolio securities.

Principal Investments of RFDI

Equity Securities. RFDI invests in equity securities, which may include common stock, preferred stock and other securities with equity characteristics, such as REITs

Common Stock. Common stock represents residual ownership interest in issuers and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stockholders generally have voting rights. Common stock fluctuates in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of common stock purchased by RFDI could decline if the financial condition of the companies RFDI invests in declines or if overall market and economic conditions deteriorate. Their value also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Depositary Receipts. RFDI may make foreign investments through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Investments in depositary receipts involve risks similar to those accompanying direct investments in non-U.S. securities, including liquidity, currency, political, information and other risks.

Preferred Stock. Preferred stocks represent an equity ownership interest in the issuer, but generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects or to fluctuations in the equity markets. Holders of preferred stocks generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

REITs. RFDI may invest in common and preferred shares of REITs. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax requirements.

Currency Hedging Transactions. In connection with its non-U.S. investments, to protect the value of its portfolio against uncertainty in the level of future currency exchange rates, RFDI may enter into foreign currency transactions on a spot (i.e., cash) basis or may enter into forward foreign currency exchange contracts. RFDI will invest in forward foreign currency exchange contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements, and the amount RFDI may invest in such transactions depends in part on the extent of RFDI’s non-U.S. investments. As part of such currency hedging transactions, RFDI may shift its exposure to foreign currency fluctuations from one currency to another. In this regard, RFDI may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. This may include shifting exposure from a foreign currency to U.S. dollars or from one foreign currency to another foreign currency.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce RFDI’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of RFDI is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. At the maturity of a forward contract to deliver a particular currency, RFDI may either sell portfolio securities denominated in such currency and make delivery of the currency, or it may retain the securities and acquire the currency on the spot market, negotiate to roll over the contract into a new forward contract with a new future settlement date or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

RFDI’s currency hedging transactions may involve RFDI transacting in a currency whose value is expected to correlate to the value of a currency in which a portfolio security of RFDI is denominated — i.e., such substitute currency will act as a “proxy” for a currency that RFDI seeks to hedge. The Sub-Advisor may employ such proxy hedging (as opposed to direct hedging) under certain circumstances, including when: (i) the currency that it seeks to hedge is thinly traded or illiquid, (ii) the proxy hedging transaction would be less expensive than the corresponding direct hedging transaction, and/or (iii) it would not be efficient or cost effective to transact in the currency that it seeks to hedge as a result of its limited representation in RFDI’s portfolio. In this regard, the Sub-Advisor has determined: (i) each of the Japanese Yen, the Australian Dollar and the Canadian Dollar to be representative of, and may serve as a proxy for, the Taiwanese Dollar, the Singapore Dollar and/or the Korean Won; (ii) each of the Euro, the British Pound, the Swiss Franc and the Canadian Dollar to be representative of, and may serve as a proxy for, the Swedish Krona, the Norwegian Krone, the Danish Krone and/or the Israeli Shekel; (iii) each of the Australian Dollar, the Canadian Dollar and the Mexican Peso to be representative of, and may serve as a proxy for, all Latin American currencies, including Brazil, Chile and Peru; and (iv) the Polish Zloty to be representative of, and may serve as a proxy for, all Eastern European currencies, including the Ukraine and the Czech Republic.

Principal Investment Strategies of RFAP

Under normal market conditions, RFAP seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of “Asian Pacific companies” (as defined below), through investments in common stock, depositary receipts, and common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to Asian Pacific currencies. Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. The Fund generally focuses its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore. The securities in which RFAP may invest must be listed on a U.S. or non-U.S. securities exchange. RFAP may invest in small, mid and large capitalization companies.

RFAP utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of RFAP’s currency exposure. As a result of this hedging strategy, the portion of RFAP’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce RFAP’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of RFAP is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. RFAP also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in RFAP’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Asian Pacific currencies.

RFAP also may invest up to 20% of its net assets in equity securities of non-Asian Pacific companies, including companies in emerging market countries, with a particular focus on companies in the United States and Canada, and forward foreign currency exchange contracts and currency spot transactions used to hedge RFAP’s exposure to non-Asian Pacific currencies as well as any proxy currency hedging transactions involving non-Asian Pacific currencies determined by the Sub-Advisor to be representative of, and serve as a proxy for, Asian Pacific currencies. RFAP will limit its investments in emerging market countries in the aggregate to no more than 20% of its net assets. RFAP considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. RFAP considers an “emerging market issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The equity securities of non-Asian Pacific companies in which RFAP may invest include investments in common stock, depositary receipts and common and preferred shares of REITs.

In selecting the portfolio securities of the Fund, RiverFront, assembles a portfolio of eligible countries and/or securities based on several core attributes, including, but not limited to, value, quality and momentum. RiverFront considers multiple factors within each core attribute, such as the price-to-book value of a security when determining value and a company’s cash as a percentage of the company’s market capitalization when determining quality. RiverFront then assigns each qualifying security a score based on its core attributes and selects the individual securities with the highest scores for investment. In doing so, RiverFront utilizes its proprietary optimization process to maximize the percentage of high-scoring securities included in the portfolio in accordance with country, sector and risk factor (e.g., beta, quality, volatility) limitations, subject to RiverFront’s fundamental active overlay. RiverFront will also consider the market capitalization of the companies in which RFAP may invest, and the trading volume of a company’s shares in the secondary market. As of January 31, 2021, RFAP had significant investments in Australian issuers, Japanese issuers and Asian issuers, although this may change from time to time. To the extent RFAP invests a significant portion of its assets in a given jurisdiction or investment sector, RFAP may be exposed to the risks associated with that jurisdiction or investment sector. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which RiverFront may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of RFAP.

In managing RFAP’s currency exposure, RiverFront deploys a dynamic currency hedging strategy based on a proprietary hedging methodology that considers a combination of quantitative measures, such as interest rate differentials, central bank balance sheet expansion/contraction and price momentum, and qualitative measures, such as formal and informal guidance from central bankers.

To the extent permitted under applicable law, percentage limitations described in this prospectus are generally as of the time of investment by RFAP and may be exceeded on a going-forward basis as a result of market fluctuations affecting RFAP’s portfolio securities.

Principal Investments of RFAP

Equity Securities. RFAP invests in equity securities, which may include common stock, preferred stock and other securities with equity characteristics, such as REITs

Common Stock. Common stock represents residual ownership interest in issuers and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stockholders generally have voting rights. Common stock fluctuates in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of common stock purchased by RFAP could decline if the financial condition of the companies RFAP invests in declines or if overall market and economic conditions deteriorate. Their value also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Depositary Receipts. RFAP may make foreign investments through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Investments in depositary receipts involve risks similar to those accompanying direct investments in non-U.S. securities, including liquidity, currency, political, information and other risks.

Preferred Stock. Preferred stocks represent an equity ownership interest in the issuer, but generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects or to fluctuations in the equity markets. Holders of preferred stocks generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

REITs. RFAP may invest in common and preferred shares of REITs. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax requirements.

Currency Hedging Transactions. In connection with its non-U.S. investments, to protect the value of its portfolio against uncertainty in the level of future currency exchange rates, RFAP may enter into foreign currency transactions on a spot (i.e., cash) basis or may enter into forward foreign currency exchange contracts. RFAP will invest in forward foreign currency exchange contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements, and the amount RFAP may invest in such transactions depends in part on the extent of RFAP’s non-U.S. investments. As part of such currency hedging transactions, RFAP may shift its exposure to foreign currency fluctuations from one currency to another. In this regard, RFAP may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. This may include shifting exposure from a foreign currency to U.S. dollars or from one foreign currency to another foreign currency.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce RFAP’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of RFAP is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. At the maturity of a forward contract to deliver a particular currency, RFAP may either sell portfolio securities denominated in such currency and make delivery of the currency, or it may retain the securities and acquire the currency on the spot market, negotiate to roll over the contract into a new forward contract with a new future settlement date or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

RFAP’s currency hedging transactions may involve RFAP transacting in a currency whose value is expected to correlate to the value of a currency in which a portfolio security of RFAP is denominated — i.e., such substitute currency will act as a “proxy” for a currency that RFAP seeks to hedge. The Sub-Advisor may employ such proxy hedging (as opposed to direct hedging) under certain circumstances, including when: (i) the currency that it seeks to hedge is thinly traded or illiquid, (ii) the proxy hedging transaction would be less expensive than the corresponding direct hedging transaction, and/or (iii) it would not be efficient or cost effective to transact in the currency that it seeks to hedge as a result of its limited representation in RFAP’s portfolio. In this regard, the Sub-Advisor has determined: (i) each of the Japanese Yen, the Australian Dollar and the Canadian Dollar to be representative of, and may serve as a proxy for, the Taiwanese Dollar, the Singapore Dollar and/or the Korean Won; (ii) each of the Euro, the British Pound, the Swiss Franc and the Canadian Dollar to be representative of, and may serve as a proxy for, the Swedish Krona, the Norwegian Krone, the Danish Krone and/or the Israeli Shekel; (iii) each of the Australian Dollar, the Canadian Dollar and the Mexican Peso to be representative of, and may serve as a proxy for, all Latin American currencies, including Brazil, Chile and Peru; and (iv) the Polish Zloty to be representative of, and may serve as a proxy for, all Eastern European currencies, including the Ukraine and the Czech Republic.

Investment Advisers and Portfolio Managers

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust is responsible for overseeing RiverFront in the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Following the Reorganization, First Trust will continue in its capacity as the investment adviser of RFDI.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

As of April 7, 2021, First Trust served as investment adviser to eight mutual funds, ten exchange-traded funds consisting of 177 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Funds. As of March 31, 2021, First Trust collectively managed or supervised approximately $4.1 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts. First Trust is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust and FTP are based in Wheaton, Illinois.

The Trust, on behalf of the Funds, and First Trust have retained RiverFront Investment Group, LLC, 1214 East Cary Street, Richmond, Virginia 23219, to serve as investment sub-adviser pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, RiverFront is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. RiverFront is an investment management firm specializing in asset allocation portfolios. RiverFront was formed in 2008 and serves as investment adviser to investment portfolios with approximately $8.354 billion in assets which it managed as of March 31, 2021. RiverFront provides investment advisory services to separately managed accounts, unified managed accounts, model delivery programs, mutual funds and exchange-traded funds.

Adam Grossman, CFA and Chris Konstantinos, CFA, are the Funds’ portfolio managers and are jointly and primarily responsible for the day-to-day management of each Fund’s investment portfolio.

Mr. Grossman, CFA, serves as the Global Equity Chief Investment Officer (CIO), responsible for the investments of the US Equity and International Equity teams. He brings nearly 20 years’ worth of industry experience in quantitative risk management and portfolio analytics. Mr. Grossman is responsible for the equity decisions made in the various strategies and the development of the factor models used in the investment processes at RiverFront. In addition, he serves on the firm’s Operating Committee and Investment Committee. Prior to joining RiverFront, Mr. Grossman worked at the Virginia Retirement System (VRS), where he managed International Equity and REIT Portfolios and developed research on equity selection and portfolio construction. He began his investment career as a fixed income analyst at VRS. Mr. Grossman earned a BS from Baldwin-Wallace College with a double major in Mathematical Economics and Finance, and an MA in Financial Economics from Virginia Commonwealth University. He received his CFA designation in 2009.

Mr. Konstantinos, CFA, serves as Chief Investment Strategist and Co-Head of Investment Committee, with over 20 years of experience as an equity sector analyst, portfolio manager, and portfolio risk manager across domestic and international markets. In addition, he serves on the firm’s Executive Committee. Mr. Konstantinos has been with RiverFront since the company’s founding in 2008. He began his career in 2000 as a corporate finance analyst in the technology sector at a predecessor to Wachovia Securities. He joined Wachovia’s Advisory Services Group in 2002 as an equity strategist, and worked in various capacities within equity strategy and portfolio management until his departure in 2008. Mr. Konstantinos earned his BS in Business Administration from the Kenan-Flagler School of Business at the University of North Carolina at Chapel Hill. Mr. Konstantinos received his CFA designation in 2013 and is a member of CFA Virginia Society.

Adam Grossman and Chris Konstantinos have managed the Funds since 2016.

Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Funds (the “Investment Management Agreement”), First Trust oversees RiverFront’s management of each Fund’s assets and pays RiverFront for its services as Sub-Advisor. First Trust is paid an annual unitary management fee by each Fund of 0.83% of its average daily net assets and is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses.

ADDITIONAL INFORMATION ABOUT RFAP AND RFDI

Charter Documents.

Each of RFAP and RFDI is a diversified series of the Trust, a Massachusetts business trust governed by Massachusetts law. The Trust is governed by an Amended and Restated Declaration of Trust, dated as of June 12, 2017 (the “Declaration”) and By-Laws. Additional information about the Declaration and By-Laws is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. The Trust is permitted to have more than one series, and currently there are 15 series of the Trust existing in addition to RFAP and RFDI. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of RFAP and RFDI on matters affecting RFAP and RFDI, respectively, as a series when so required under the 1940 Act or when the Board of Trustees of RFAP and RFDI has determined that the matter affects only the interests of the shareholders of RFAP or RFDI, respectively. If a matter affects only a particular series of the Trust and does not affect RFAP or RFDI, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for RFAP would be voted upon only by shareholders of RFAP.

Neither Fund is required to hold annual meetings of shareholders under its Declaration and By-Laws. Shareholder meetings of the Trust must be called when required by the 1940 Act to elect Trustees or to consider other matters requiring a vote of shareholders under the 1940 Act. Shareholder meetings of RFAP and RFDI may be called by a majority of the Trustees of the Trust. Shareholder meetings of RFAP and RFDI shall be called by the Secretary of the Trust, upon the order of the Trustees of the Trust upon the written request of the shareholders holding shares of RFAP or RFDI, respectively, representing in the aggregate not less than one-third of the voting power of the outstanding shares of RFAP or RFDI, respectively, entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of RFAP or RFDI requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Neither Fund’s shares have preemptive rights. However, under the Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like RFAP and RFDI issue and redeem shares on a continuous basis, at net asset value, only in Creation Units. Creation Units of RFAP and RFDI will generally be issued and redeemed in-kind for securities in which RFAP or RFDI, respectively, invest. RFAP and RFDI shares are not individually redeemable securities of RFAP and RFDI, respectively, except when aggregated as Creation Units. Shares of RFAP and RFDI are listed and traded on the Nasdaq under the ticker symbols “RFAP” and “RFDI,” respectively, to provide liquidity for individual shareholders of RFAP and RFDI shares in amounts less than the size of a Creation Unit.

Shareholders of RFAP and RFDI are entitled to dividends as declared by the Trustees, and if the Trust were liquidated, each shareholder of RFAP and RFDI would be entitled to receive pro rata the distributable assets of the Trust attributable to shares of RFAP and RFDI, respectively. Each of RFAP and RFDI distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

As noted above, the Trust issues its shares in more than one series. All consideration received by RFAP or RFDI for the issue or sale of shares of RFAP or RFDI, respectively, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of the Trust, subject only to the rights of creditors of RFAP or RFDI, respectively, and belong irrevocably to RFAP or RFDI for all purposes. Additional series of the Trust may be established by the Trustees of the Trust from time to time. Shares of RFAP or RFDI may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, the Declaration of the Trust requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders, including with respect to the election of Trustees when so required under the 1940 Act, as described below, the approval of investment management agreements, certain reorganizations or mergers, and changes to fundamental investment restrictions. The Declaration of Trust also provides for removal of Trustees by shareholders. The Trustees may otherwise take most actions without shareholder consent, including amending the Declaration of Trust or by-laws of the Trust.

The Trust is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. Except as required by the 1940 Act or Nasdaq rules or as described above, the Declaration does not require the Trustees of the Trust to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the Trustees then in office. The Declaration provides that, subject to the limits of the 1940 Act and with the exception of certain limited circumstances, any Trustee of the Trust may be removed from office only (i) by action of at least two-thirds of the outstanding shares of the Trust, or (ii) by the action of at least two-thirds of the remaining Trustees.

Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the charter documents governing RFDI and RFAP. Please see the charter documents themselves for additional information.

 Independent Registered Public Accounting Firm (“Auditor”)

Deloitte & Touche LLP serves as Auditor for both RFAP and RFDI.

Fund Service Providers

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent to RFAP and RFDI. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to both RFAP and RFDI.

Net Asset Value

RFDI’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, RFDI’s net asset value will be determined as of that time. Net asset value per share is calculated for RFDI by taking the market price of RFDI’s total assets, including interest or dividends accrued but not yet collected, less all liabilities , and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

RFDI’s investments are valued daily at market or, in the absence of market value with respect to any investments, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services (“Pricing Services”). Fair value prices represent any prices not considered market value prices and are either obtained from a Pricing Service or determined by the Advisor’s pricing committee (the “Pricing Committee”), in accordance with valuation procedures (which may be revised from time to time) adopted by the Board of Trustees, and in accordance with provisions of the 1940 Act. As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. Valuing RFDI’s assets using fair value pricing can result in using prices for those assets (particularly assets that trade in foreign markets) that may differ from current market valuations.

Equity securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are typically valued at the last sale price on the exchange on which they are principally traded. Such securities listed on Nasdaq or the AIM are typically valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, such securities are typically valued using fair value pricing. Such securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For portfolio securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor’s Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value.

Forward foreign currency exchange contracts are typically fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred-eighty day forward rates provided by a Pricing Service or by certain independent dealers in such contracts. Currency spot transactions also will typically be valued using information provided by a Pricing Service.

Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of RFDI, the value of RFDI ‘s securities may change on days when investors are not able to purchase or sell shares of RFDI. Assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a Pricing Service. The value of assets denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation.

GENERAL INFORMATION

Share Ownership of RFAP and RFDI

Based solely on information First Trust obtained from filings available on the SEC’s EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of RFAP and RFDI and, on a pro forma basis, RFDI on a post-Reorganization basis. Neither First Trust nor RFAP have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

RFAP

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
RBC Capital Markets, LLC 60 South 6th Street P-O9 Minneapolis, Minnesota 55402	29,662	19.77%
J.P. Morgan Securities LLC/JPMC 500 Stanton Christiana Road, NCC5 Newark, Delaware 19713	24,687	16.46%
BOFA Securities, Inc. 4804 Deer Lake Drive E. Jacksonville, Florida 32246	23,917	15.94%
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171	14,735	9.82%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	13,256	8.84%
TD Ameritrade Clearing, Inc. 200 S. 108th Avenue Omaha, Nebraska 68154	11,985	7.99%

____________

(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC, and provided by First Trust. RFDI and RFAP disclaim any responsibility as to the accuracy of such information.

RFDI

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, Maryland 21231	471,879	19.26%
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171	352,392	14.38%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	229,830	12.24%
Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue, 19th Floor Milwaukee, Wisconsin 53202	243,516	9.94%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	216,617	8.84%
RBC Capital Markets, LLC 60 South 6th Street P-O9 Minneapolis, Minnesota 55402	159,019	6.49%
TD Ameritrade Clearing, Inc. 200 S. 108th Avenue Omaha, Nebraska 68154	139,011	5.67%

____________

(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC, and provided by First Trust. RFDI and RFAP disclaim any responsibility as to the accuracy of such information.

As of April 29, 2021, the Trustees and executive officers of RFAP as a group beneficially owned less than 1% of RFAP’s outstanding shares, and the Trustees and executive officers of RFDI as a group beneficially owned less than 1% of RFDI’s outstanding shares.

 Pro Forma RFDI Post Reorganization

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, Maryland 21231	472,501	17.44%
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171	365,241	13.48%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	311,389	11.49%
Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue, 19th Floor Milwaukee, Wisconsin 53202	244,841	9.04%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	218,298	8.06%
RBC Capital Markets, LLC 60 South 6th Street P-O9 Minneapolis, Minnesota 55402	184,884	6.82%
TD Ameritrade Clearing, Inc. 200 S. 108th Avenue Omaha, Nebraska 68154	149,462	5.52%

(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC, and provided by First Trust. RFAP and RFDI disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Reorganization and the relative net asset values of RFDI common shares and RFAP common shares as of March 31, 2021.

Shareholder Proposals

RFAP’s and RFDI’s By-Laws do not permit shareholder proposals for action by shareholders at a meeting of shareholders other than as required under federal law. RFAP’s and RFDI’s Board of Trustees, respectively, may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, RFAP and RFDI do not intend to hold regular annual meetings of shareholders.

Shareholder Communications

Shareholders of RFAP or RFDI who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of RFAP’s and RFDI’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is an RFAP or RFDI shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for RFAP is October 31. The fiscal year end for RFDI is October 31.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Annual Report Delivery

Annual reports will be sent to shareholders of record of RFDI and, if the Reorganization is not consummated, to shareholders of RFAP following the applicable Fund’s next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual report or proxy or information statement may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy or information statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of                    , 2021 by First Trust Exchange-Traded Fund III, a Massachusetts business trust (the “Trust”), on behalf of its series, First Trust RiverFront Dynamic Developed International ETF (the “Acquiring Fund”), the Trust, on behalf of its series, First Trust RiverFront Dynamic Asia Pacific ETF (the “Target Fund”), and First Trust Advisors L.P. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund and the Target Fund are each a series of the Trust, and are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Closing, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depositary in connection with the establishment of book-entry ownership of the shares.

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s net assets and liabilities and the value of the Acquiring Fund’s net assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust exchange-traded funds adopted by the Board (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.2      VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. Shareholders of record of the Target Fund at the Closing will be credited with full and fractional shares of the Acquiring Fund.

2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the Nasdaq Stock Market (“Nasdaq”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on Nasdaq or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. The Closing shall occur at           a.m. on               , 2021 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time. The Closing shall be held as of the close of business on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such Target Fund Shareholder as of the Closing.

(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to compliance with the provisions hereof) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of October 31, 2020, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2020, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2020, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the date of filing, or the effective date if applicable, of the SEC Filing Document (as defined in Section 5.6), and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the SEC Filing Document and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)      The financial statements of the Acquiring Fund as of October 31, 2020 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2020, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise the Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2020, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the date of filing, or the effective date if applicable, of the SEC Filing Document (as defined in Section 5.6), and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the SEC Filing Document and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.5      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.6      PREPARATION OF SEC FILING DOCUMENT. The Trust will prepare and file with the Commission an information statement and/or registration statement on Form N-14, or such other form deemed applicable, necessary, desirable or proper by the officers of the Trust, relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “SEC Filing Document”). The SEC Filing Document may include a prospectus, if applicable, of the Acquiring Fund relating to the transactions contemplated by this Agreement. The SEC Filing Document shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the SEC Filing Document.

5.7      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.6 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

 7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.3      The SEC Filing Document shall have been filed and, if applicable, have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

 8.4      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       The Trust is validly existing under the laws of the Commonwealth of Massachusetts and the Trust’s Declaration of Trust as a voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,”.

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.5      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      The Trust is validly existing under the laws of the Commonwealth of Massachusetts and the Trust’s Declaration of Trust as a voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,”.

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Target Fund, did not, and the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of the Target Fund as a series of the Trust.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1      The Adviser will pay the expenses incurred by each Fund in connection with the Reorganization (as described below, the “Reorganization Expenses”) regardless of whether the Reorganization is consummated. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the SEC Filing Document; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; and (f) other related administrative or operational costs; provided, however, that the Target Fund will be responsible for brokerage and other expenses relating to the disposition or acquisition of securities by the Target Fund in connection with the Reorganization.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of the Target Fund or the Acquiring Fund, respectively, without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

 13.5      All parties hereto are expressly put on notice of the Declaration of Trust of the Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Fund, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

First Trust Exchange-Traded Fund III, on behalf of RiverFront Dynamic Asia Pacific ETF

By:
Name:
Title:

First Trust Exchange-Traded Fund III, on behalf of First Trust RiverFront Dynamic Developed International ETF

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

FIRST TRUST ADVISORS L.P.

By:
Name:
Title:

[Signature Page to the Agreement and Plan of Reorganization]

The information contained in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

SUBJECT TO COMPLETION, DATED MAY 5, 2021

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP),

A SERIES OF

FIRST TRUST EXCHANGE-TRADED FUND III
AND
First Trust RiverFront Dynamic Developed International ETF (RFDI),
A SERIES OF
FIRST TRUST EXCHANGE-TRADED FUND III

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Information Statement/Prospectus dated [        ], 2021 that is being furnished to shareholders of First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund III, an open-end management investment company (the “Trust”), in connection with the reorganization of RFAP into First Trust RiverFront Dynamic Developed International ETF (“RFDI” and together with RFAP, each a “Fund”), an exchange-traded fund organized as a separate series of the Trust, pursuant to which shareholders of RFAP will become shareholders of RFDI (the “Reorganization”). Copies of the Information Statement/Prospectus may be obtained at no charge by writing RFAP and RFDI at the address shown above or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) Statement of Additional Information, dated March 1, 2021, for RFDI (SEC File No. 333-176976);

(ii) Statement of Additional Information, dated March 1, 2021, for RFAP (SEC File No. 333-176976);

(iii) the financial statements of RFDI for its most recent fiscal year ended October 31, 2020 contained in RFDI’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (SEC File No. 811-22245);

(iv) the financial statements of RFAP for its most recent fiscal year ended October 31, 2020 contained in RFAP’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (SEC File No. 811-22245).

Please note that since the net asset value of RFAP does not exceed ten percent of RFDI’s net asset value as of April 29, 2021, pro forma financial statements need not be prepared for this transaction under Item 14.2 of Form N-14.

The date of this Statement of Additional Information is [             ], 2021.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS	1
MANAGEMENT OF THE FUNDS	1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	2
INVESTMENT ADVISORY AND OTHER SERVICES	3
PORTFOLIO MANAGERS	4
BROKERAGE ALLOCATION AND OTHER PRACTICES	4
TAXATION OF THE FUNDS	4
CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR	5
FINANCIAL STATEMENTS	5

-i-

FUND HISTORY

This Statement of Additional Information relates to an Agreement and Plan of Reorganization between First Trust Exchange-Traded Fund III (the “Trust”), on behalf of its series First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”), the Trust, on behalf of its series First Trust RiverFront Dynamic Developed International ETF (“RFDI” and together with RFAP, the “Funds” and each individually a “Fund”), and First Trust, pursuant to which RFAP will reorganize into RFDI, and shareholders of RFAP will become shareholders of RFDI (the “Reorganization”). RFDI is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). For further information concerning RFDI in general see the headings “General Description of the Trust and the Funds” in RFDI’s Statement of Additional Information as it relates to RFDI. For further information concerning RFAP in general see the headings “General Description of the Trust and the Funds” in RFAP’s Statement of Additional Information as it related to RFAP.

DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS

RFDI and RFAP are subject to the same fundamental policies, listed below:

1.	A Fund may not issue senior securities, except as permitted under the 1940 Act.
2.	A Fund may not borrow money, except as permitted under the 1940 Act.
3.	A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
4.	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
5.	A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
6.	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

7.	A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

The fundamental policies of the Funds are identical and the non-fundamental policies, as described below, are similar for each Fund.

RFDI Investment Objective and Risks

RFDI’s investment objective is to provide capital appreciation.

For a discussion of RFDI’s investment objective and techniques and related investment policies, see the heading “Investment Objectives and Policies” and “Investment Strategies” in RFDI’s Statement of Additional Information as it relates to RFDI. For a discussion of the risks associated with an investment in RFDI, see the heading “Investment Risks” in RFDI’s Statement of Additional Information as it relates to RFDI. For a discussion of the fundamental and non-fundamental investment policies of RFDI adopted by the Trust’s Board of Trustees, see the heading “Investment Objectives and Policies” in RFDI’s Statement of Additional Information as it relates to RFDI.

RFAP Investment Objective and Risks

RFAP’s investment objective is to provide capital appreciation.

For a discussion of RFAP’s investment objective and techniques and related investment policies, see the heading “Investment Objectives and Policies” and “Investment Strategies” in RFAP’s Statement of Additional Information as it relates to RFAP. For a discussion of the risks associated with an investment in RFAP, see the heading “Investment Risks” in RFAP’s Statement of Additional Information as it relates to RFAP. For a discussion of the fundamental and non-fundamental investment policies of RFAP adopted by the Trust’s Board of Trustees, see the heading “Investment Objectives and Policies” in RFAP’s Statement of Additional Information as it relates to RFAP.

MANAGEMENT OF THE FUNDS

Management of RFDI

For a disclosure of the names and a brief occupational biography of each of the RFDI’s trustees and officers, identifying those who are interested persons of RFDI, see the heading “Management of the Funds” in RFDI’s Statement of Additional Information.

As of April 29, 2021, the officers and trustees, in the aggregate, owned less than 1% of the shares of RFDI.

Management of RFAP

For a disclosure of the names and a brief occupational biography of each of RFAP’s trustees and officers, identifying those who are interested persons of RFAP, see the heading “Management of the Funds” in RFAP’s Statement of Additional Information.

As of April 29, 2021, the officers and trustees, in the aggregate, owned less than 1% of the shares of RFAP.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

RFDI

For a discussion of the persons who control RFDI, persons who own beneficially 5% or more of RFDI’s outstanding equity securities and percentages of the Fund’s equity securities owned by all officers, trustees, and members of any advisory board of the Trust as a group, see the heading “Management of the Funds” and “Exhibit A – Principal Holders Table” in RFDI’s Statement of Additional Information.

To the knowledge of the Board of Trustees, as of March 1, 2021, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of RFDI’s outstanding shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of shares, including percentage of outstanding shares beneficially owned, is based on securities position listing reports as of March 1, 2021 and reports filed with the Securities and Exchange Commission (“SEC”) by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the shares listed below.

RFDI
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, Maryland 21231	494,900	20.02%
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171	274,645	11.21%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	229,810	9.38%

Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue, 19th Floor Milwaukee, Wisconsin 53202	200,410	8.18%
RBC Capital Markets, LLC 60 South 6th Street P-O9 Minneapolis, Minnesota 55402	168,315	6.87%
BB&T Securities, LLC 8006 Discovery Drive, Suite 200 Richmond, Virginia 23229	138,670	5.66%
TD Ameritrade Clearing, Inc. 200 S. 108th Avenue Omaha, Nebraska 68154	137,690	5.62%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	123,725	5.05%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Other Services of RFDI

For a discussion of RFDI’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor and Exchange” in RFDI’s Statement of Additional Information.

Investment Advisory and Other Services of RFAP

For a discussion of RFAP’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor and Exchange” in RFAP’s Statement of Additional Information.

PORTFOLIO MANAGERS

Portfolio Managers of RFDI

For a discussion of portfolio managers’ management activities, compensation and ownership of securities in RFDI, see heading “Management of the Funds” in RFDI’s Statement of Additional Information as it relates to RFDI.

Portfolio Managers of RFAP

For a discussion of portfolio managers’ management activities, compensation and ownership of securities in RFAP, see heading “Management of the Funds” in RFAP’s Statement of Additional Information as it relates to RFAP.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation and Other Practices of RFDI

For a discussion of RFDI’s brokerage policy, see the heading “Brokerage Allocations” in RFDI’s Statement of Additional Information.

Brokerage Allocation and Other Practices of RFAP

For a discussion of RFAP’s brokerage policy, see the heading “Brokerage Allocations” in RFAP’s Statement of Additional Information.

TAXATION OF THE FUNDS

Taxation of RFDI

For a discussion of any tax information relating to ownership of RFDI’s shares, see the heading “Federal Tax Matters” in RFDI’s Statement of Additional Information.

Taxation of RFAP

For a discussion of any tax information relating to ownership of RFAP’s shares, see the heading “Federal Tax Matters” in RFAP’s Statement of Additional Information.

CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR

RFDI

For a discussion of RFDI’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in RFDI’s Statement of Additional Information.

For a description of the purchase and redemption procedures for RFDI’s shares and a discussion of RFDI’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Units” and “Determination of Net Asset Value” in RFDI’s Statement of Additional Information.

For a discussion of RFDI’s distributor, see the heading “Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor and Exchange” in RFDI’s Statement of Additional Information.

RFAP

For a discussion of RFAP’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in RFAP’s Statement of Additional Information.

For a description of the purchase and redemption procedures for RFAP’s shares and a discussion of RFAP’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Units” and “Determination of Net Asset Value” in RFAP’s Statement of Additional Information.

For a discussion of RFAP’s distributor, see the heading “Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor and Exchange” in RFAP’s Statement of Additional Information.

FINANCIAL STATEMENTS

Financial Highlights of RFDI

For the audited financial statements for RFDI for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for RFDI, see the heading “Financial Highlights” in RFDI’s prospectus dated March 1, 2021.

Financial Highlights of RFAP

For the audited financial statements for RFAP for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for RFAP, see the heading “Financial Highlights” in RFAP’s prospectus dated March 1, 2021.

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative, or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Amended and Restated Declaration of Trust is incorporated by reference to the Post-Effective Amendment No. 71 filed on Form N-1A (File No. 333-176976) for Registrant on June 16, 2017.

(b) Amended and Restated Establishment and Designation of Series is incorporated by reference to the Post-Effective Amendment No. 108 filed on Form N-1A (File No. 333-176976) for Registrant on January 31, 2020.

(2)	By-Laws of the Registrant is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-176976) for Registrant on January 31, 2013.
(3)	Not applicable.
(4)	Agreement and Plan of Reorganization (included in the Information Statement/Prospectus as Exhibit A thereto), is filed herewith.
(5)	Not applicable.
(6)	(a) Investment Management Agreement by and between First Trust Advisors L.P. and Registrant, dated February 4, 2016 (on behalf of FPEI, RFAP, RFDI, RFEM and RFEU), is incorporated by reference to the Post-Effective Amendment No. 41 filed on Form N-1A (File No. 333-176976) for Registrant on April 14, 2016.

(b) Amended Schedule A to Investment Management Agreement by and between First Trust Advisors L.P. and Registrant, dated October 26, 2017 (on behalf of FPEI, RFAP, RFDI, RFEM and RFEU), is incorporated by reference to the Post-Effective Amendment No. 84 filed on Form N-1A (File No. 333-176976) for Registrant on October 26, 2017.

(c) Investment Sub-Advisory Agreement by and between First Trust Advisors L.P., RiverFront Investment Group, LLC and Registrant, on behalf of RFAP, RFDI, RFEM and RFEU, is incorporated by reference to the Post-Effective Amendment No. 41 filed on Form N-1A (File No. 333-176976) for Registrant on April 14, 2016.

(d) Letter Agreement regarding Fee Waiver Agreement, is incorporated by reference to the Post-Effective Amendment No. 120 filed on Form N-1A (File No. 333-176976) for Registrant on February 26, 2021.

(7)	(a) Distribution Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-176976) for Registrant on January 31, 2013.

(b) Exhibit A to Distribution Agreement is incorporated by reference to the Post-Effective Amendment No. 112 filed on Form N-1A (File No. 333-176976) for Registrant on March 16, 2020.

(8)	Not applicable.
(9)	(a) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-176976) for Registrant on January 31, 2013.

(b) Schedule A to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., is incorporated by reference to the Post-Effective Amendment No. 112 filed on Form N-1A (File No. 333-176976) for Registrant on March 16, 2020.

(10)	(a) 12b-1 Service Plan is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-176976) for Registrant on January 31, 2013.

(b) Exhibit A to 12b-1 Service Plan, is incorporated by reference to the Post-Effective Amendment No. 112 filed on Form N-1A (File No. 333-176976) for Registrant on March 16, 2020.

(c) 12b-1 Plan Extension Letter Agreement, is incorporated by reference to the Post-Effective Amendment No. 120 filed on Form N-1A (File No. 333-176976) for Registrant on February 26, 2021.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated May 5, 2021, is filed herewith.
(12)	Opinion and Consent of Chapman and Cutler LLP dated May 5, 2021, is filed herewith.
(13)	Not applicable.
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust RiverFront Dynamic Asia Pacific ETF, is filed herewith.

(b) Consent of Independent Registered Public Accounting Firm for First Trust RiverFront Dynamic Developed International ETF, is filed herewith.

(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement, are filed herewith.
(17)	Not applicable.

______________

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)              The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 5th day of May, 2021.

First Trust Exchange-Traded Fund III

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature			Date
/s/ James M. Dykas	President and Chief Executive
James M. Dykas	Officer		May 5, 2021

/s/ Donald P. Swade	Treasurer, Chief Financial
Donald P. Swade	Officer and Chief Accounting Officer		May 5, 2021

)
James A. Bowen*	Trustee)
)
)
Richard E. Erickson*	Trustee)
)
	)	By:	/s/ W. Scott Jardine
Thomas R. Kadlec*	Trustee)		W. Scott Jardine
	)		Attorney-In-Fact
	)		May 5, 2021
Robert F. Keith*	Trustee)
)
)
Niel B. Nielson*	Trustee)
)

*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed herewith.

EXHIBIT INDEX

(4)	Agreement and Plan of Reorganization (included in the Information Statement/Prospectus as Exhibit A thereto).
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated May 5, 2021.
(12)	Opinion and Consent of Chapman and Cutler LLP dated May 5, 2021.
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust RiverFront Dynamic Asia Pacific ETF.

(b) Consent of Independent Registered Public Accounting Firm for First Trust RiverFront Dynamic Developed International ETF.

(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement.